Exhibit 99.1

405 S 8th Street #201, Boise, ID 83702

NEWS RELEASE

August 15, 2022

Perpetua Resources Announces Second Quarter 2022 Highlights

BOISE, ID – Perpetua Resources Corp. (Nasdaq: PPTA / TSX: PPTA) (“Perpetua Resources” or “Perpetua” or the “Company”) announced today that its unaudited condensed consolidated financial results for the period ended June 30, 2022 were filed. For details, please see the Company’s filings available on EDGAR and SEDAR.

Perpetua Resources’ vision is to provide the U.S. with a domestic source of the critical mineral antimony, develop one of the largest and highest-grade open pit gold mines in the country and restore an abandoned brownfield site. Perpetua Resources is focused on advancing the permitting for the Stibnite Gold Project through the National Environmental Policy Act (“NEPA”) process.

Second Quarter 2022 and Recent Highlights:

•	Zero lost time incidents or reportable environmental spills in the second quarter of 2022

•	Received first permit, the Clean Air Act Permit to Construct (“Air Permit”) from the Idaho Department of Environmental Quality

•	Launched Sustainability Roadmap which outlines 13 goals to guide the Company

•	Held 2022 Annual General Meeting and shareholders voted in favor of all proposals

•	Welcomed value-oriented Kopernik as a new shareholder

•	Awarded contract for stream diversion work as part of Phase 1 early cleanup activities

•	Began early environmental cleanup activities and held groundbreaking ceremony with local elected officials and community members

•	Published 2021 Sustainability Report, the Company’s ninth annual sustainability report

•	Applauded United States Congress for taking steps to address vulnerabilities in the antimony supply chain, including the addition of an antimony reporting requirement under the National Defense Authorization Act

•	Continued productive mediation discussions with the Nez Perce Tribe; an extension to the stay on the Clean Water Act matter was recently granted through October 31, 2022

•	Hosted 14 site tours year-to-date for stakeholders including investors, regulators, environmental groups, media, elected officials, and community members

•	Held over 30 antimony and project briefings year-to-date for government and administrative stakeholders

“Perpetua Resources had another productive quarter as we advanced our project through the permitting process, continued mediation discussions with the Nez Perce Tribe, and broke ground on early environmental cleanup activities at Stibnite,” said Laurel Sayer, President and CEO of Perpetua Resources. “We received our first permit, marking a significant milestone for the Stibnite Gold Project and our goal to provide critical minerals essential for our national interests. We continue to anticipate the Supplemental Draft Environmental Impact Statement will be published in the third quarter of 2022 including a designated preferred project alternative.”

Responsible Mining. Critical Resources. Clean Future.

Permitting Update:

In May 2022, Perpetua announced the U.S. Forest Service (“USFS”) completed all of the 17 specialist reports in the first quarter of 2022 and circulated the preliminary Supplemental Draft Environmental Impact Statement (“SDEIS”) for cooperating agency review. The SDEIS is anticipated to be released for public review in the third quarter of 2022.

Perpetua also continued to advance other local, state and federal permits in parallel with the NEPA process. The Clean Air Act Permit to Construct was received from the Idaho Department of Environmental Quality (“IDEQ”) on June 17, 2022. The Air Permit mandates compliance with state and federal air standards and regulates emissions from construction and operation of the project. In late July, a Petition was filed by external groups requesting IDEQ to administratively review the Air Permit. The Company petitioned to intervene in the administrative process on August 12, 2022 to join IDEQ in defending the permit and the record justifying its requirements.

For further information about Perpetua Resources Corp., please contact:

Chris Fogg

Investor Relations Manager

chris.fogg@perpetuacorp.us

Info@perpetuacorp.us

Mckinsey Lyon

Vice President External Affairs

media@perpetua.us

Website: www.perpetuaresources.com

About Perpetua Resources and the Stibnite Gold Project

Perpetua Resources Corp., through its wholly owned subsidiaries, is focused on the exploration, site restoration and redevelopment of gold-antimony-silver deposits in the Stibnite-Yellow Pine district of central Idaho that are encompassed by the Stibnite Gold Project.  The Project is one of the highest-grade, open pit gold deposits in the United States and is designed to apply a modern, responsible mining approach to restore an abandoned mine site and produce both gold and the only mined source of antimony in the United States. Further advancing Perpetua Resources’ ESG and sustainable mining goals, the Project will be powered by the lowest carbon emissions grid in the nation and a portion of the antimony produced from the Project will be supplied to Ambri, a US-based company commercializing a low-cost liquid metal battery essential for the low-carbon energy transition.  In addition to the company’s commitments to transparency, accountability, environmental stewardship, safety and community engagement, Perpetua Resources adopted formal ESG commitments which can be found here.

Responsible Mining. Critical Resources. Clean Future.

Forward-Looking Information

Statements contained in this news release that are not historical facts are "forward-looking information" or "forward-looking statements" (collectively, "Forward-Looking Information") within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information includes, but is not limited to, disclosure regarding possible events, next steps and courses of action including environmental clean up actions by us and our contractors; our ability to comply with and obtain permits related to the Stibnite Gold Project; actions to be taken by the State of Idaho and other government agencies and regulatory bodies; predictions regarding improvements to water quality and other environmental conditions at the site; reduction of the Project footprint and the anticipated benefits and other effects thereof; our and Ambri, Inc.’s ability to perform under the supply agreement, which agreement is subject to certain conditions, including identification of one or more refiners to transform our antimony concentrate into antimony metal, and mutual agreement on certain material terms, including volume and pricing. In certain cases, Forward-Looking Information can be identified by the use of words and phrases or variations of such words and phrases or statements such as "anticipate", “expect” “plan”, “likely”, “believe”, “intend”, “forecast”, “project”, “estimate”, "potential", "could", "may", "will", "would" or “should”. In preparing the Forward-Looking Information in this news release, Perpetua Resources has applied several material assumptions, including, but not limited to, assumptions that the current exploration, development, environmental and other objectives concerning the Stibnite Gold Project can be achieved and that its other corporate activities will proceed as expected; that the goals outlined in the Sustainability Roadmap are achievable; that we and Ambri will be able to agree on the terms of the Ambri agreement; that the general business and economic conditions will not change in a materially adverse manner and that permitting and operations costs will not materially increase; and that the review process under the NEPA (including any joint review process involving the USFS, the State of Idaho and other agencies and regulatory bodies) as well as the public review process and SDEIS will proceed in a timely manner and as expected; and that all requisite information will be available in a timely manner. Forward-Looking Information are based on certain material assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Perpetua Resources to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. Such risks and other factors include those factors discussed in Perpetua Resources' public filings with the U.S. Securities and Exchange Commission (the “SEC”) and its Canadian disclosure record. Although Perpetua Resources has attempted to identify important factors that could affect Perpetua Resources and may cause actual actions, events or results to differ materially from those described in Forward-Looking Information, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that Forward-Looking Information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on Forward-Looking Information. For further information on these and other risks and uncertainties that may affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, which are available at www.sec.gov and with the Canadian securities regulators, which are available at www.sedar.com. Except as required by law, Perpetua Resources does not assume any obligation to release publicly any revisions to Forward-Looking Information contained in this news release to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Responsible Mining. Critical Resources. Clean Future.

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